UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 14, 2012
MOKITA VENTURES, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7695 SW 104th St., Suite 210, Miami, FL		33156
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(305) 663-7140
n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 14, 2012, Eric P. Littman resigned as director of our company.  Mr. Littman’s resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Also effective February 14, 2012, we decreased the number of directors on our board of directors to one (1).  Our board of directors solely consists of Irma N. Colón-Alonso.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOKITA VENTURES, INC.
/s/ Irma N. Colón-Alonso
Irma N. Colón-Alonso
President and Director

Date:	February 16, 2012

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